UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 13, 2024

FREIGHT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38172	87-2792157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Timberloch Place, Suite 500, The Woodlands, TX	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (773) 905-5076

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, no par value	FRGT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 13, 2024, 2:00 pm EST, Freight Technologies, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). A total of 898,724 ordinary shares or 44.82% of the issued and outstanding ordinary shares constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting, as set forth in the Proxy Statement, filed with the Securities and Exchange Commission on October 28, 2024, are as follows:

Proposal 1: The Company’s shareholders elected each of the following five nominees as directors, to serve until the next Annual Meeting of Stockholders and until his/her respective successor is elected and duly qualified, by the following vote:

NOMINEES	FOR	AGAINST	WITHHELD	BROKER NON-VOTE
1. Javier Selgas	323,786	69,325	9,313	496,224
2. Nicholas H. Adler	331,363	61,805	9,256	496,224
3. William Samuels	330,337	62,764	9,323	496,224
4. Marc Urbach	330,764	62,339	9,321	496,224
5. Paul Freudenthaler	330,590	62,462	9,372	496,224

Proposal 2: The Company’s shareholders voted to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 by the following vote:

FOR	AGAINST	ABSTAIN
635,688	258,651	4,309

Proposal 3: The Company’s shareholders voted to ratify the amendment to the amended and restated memorandum and articles of association of the Company (the “M&A”) to provide that the ordinary shares shall have no par value.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
299,831	96,864	5,729	496,224

Proposal 4: The Company’s shareholders voted to approve the proposed amendment to the M&A to reduce the quorum for a shareholder meeting from not less than 50% of the votes of the ordinary shares entitled to vote to one-third of the votes of the ordinary shares entitled to vote.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
286,098	105,617	10,709	496,224

Proposal 5: The Company’s shareholders conducted an advisory vote on the Company’s named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
334,582	66,214	1,628	496,224

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2024	Freight Technologies, Inc.

/s/ Javier Selgas
	Name:	Javier Selgas
	Title:	Chief Executive Officer